SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 14, 2004

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

           One Airport Center
           7700 N.E. Ambassador Place
           Portland, Oregon                            97220
           (Address of principal executive offices)   (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

Item 12.  Results of Operations and Financial Condition.

            On July 14, 2004, Rentrak Corporation ("Rentrak") issued a press release (the "earnings release") announcing its financial results for the fourth fiscal quarter and full fiscal year ended March 31, 2004, as well as restated earnings results for the nine-month period ended December 31, 2003, and the fiscal years ended March 31, 2003 and 2002.

            At the conference call held on July 14, 2004, to discuss Rentrak's financial performance, Paul A. Rosenbaum, Rentrak's Chairman and Chief Executive Officer, also commented on the current financial outlook for Rentrak's quarter ended June 30, 2004:

          o Rentrak's ability to provide detailed guidance regarding the operating results for the first quarter of fiscal 2005 is limited due to the additional effort management has been required to devote to the audit of Rentrak's financial statements for the fiscal year ended March 31, 2004, which was not completed until July 9, 2004.

          o Based on retailer orders under Rentrak's new combined DVD/VHS revenue-sharing programs, revenue-sharing revenues for the quarter ended June 30, 2004, are expected to be comparable to the revenue-sharing revenues achieved for the quarter ended March 31, 2004.

          o Although selling, general and administrative expenses for the quarter ended June 30, 2004, will be affected by substantially higher audit fees and related activities, Rentrak expects the first quarter of fiscal 2005 to be profitable, although net income per share is expected to be lower than the $.20 per diluted share reported for the 2004 fourth fiscal quarter.

Rentrak expects to release final operating results for the quarter ended June 30, 2004, during the second week in August 2004.

            Certain statements in this report, including statements prefaced by the words "anticipates," "expects," "intends" and similar expressions, may be forward-looking statements. Forward-looking statements, although based on information currently known to management, may involve known and unknown risks, uncertainties and other factors that may cause Rentrak's actual results to be materially different from any results expressed or implied by such forward-looking statements. Such factors may include changes in estimates and judgments that affect amounts of assets, liabilities, revenues and expenses, including Rentrak's allowance for doubtful accounts, program supplier reserves, and other accruals of revenues and expenses. Other important factors that may affect Rentrak's future prospects are described in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004, filed with the Securities and Exchange Commission.

            This  discussion,  as  well as the  earnings  release  furnished  as
Exhibit 99.1 to this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Exhibits

            99.1 Press release dated July 14, 2004.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RENTRAK CORPORATION


Dated:  July 14, 2004             By:  /s/ Mark L. Thoenes
                                       ----------------------------------------
                                       Mark L. Thoenes
                                       Chief Financial Officer